UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03712

Dryden Government Income Fund, Inc.

Exact name of registrant as specified in charter:

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102
Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 800-225-1852

Date of fiscal year end: 2/28/2009

Date of reporting period: 2/28/2009

Item 1 – Reports to Stockholders

FEBRUARY 28, 2009	ANNUAL REPORT

Dryden Government Income Fund, Inc.

FUND TYPE

Government securities

OBJECTIVE

High current return

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

April 15, 2009

Dear Shareholder:

We hope you find the annual report for the Dryden Government Income Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: it limits your exposure to any particular asset class, plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or PREI® (Prudential Real Estate Investors). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds through its unit Prudential Fixed Income Management. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Government Income Fund, Inc.

Dryden Government Income Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Government Income Fund, Inc. is high current return. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.50% (Class A shares). Gross operating expenses: Class A, 0.99%; Class B, 1.69%; Class C, 1.69%; Class R, 1.44%; Class Z, 0.69%. Net operating expenses apply to: Class A, 0.94%; Class B, 1.69%; Class C, 1.44%; Class R, 1.19%; Class Z, 0.69%, after contractual reduction through 6/30/2010.

Cumulative Total Returns as of 2/28/09
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	1.73%	15.86%	57.41%	—
Class B	0.98	11.60	47.11	—
Class C	1.23	13.12	49.89	—
Class R	1.49	N/A	N/A	17.69% (5/17/04)
Class Z	1.98	17.31	61.18	—
Barclays Capital Government Bond Index[2]	5.74	27.93	80.12	**
Barclays Capital U.S. Aggregate ex-Credit Index[3]	4.61	25.50	N/A	***
Lipper General U.S. Government Funds Avg.[4]	2.18	18.12	58.60	****

Average Annual Total Returns[5] as of 3/31/09
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–1.20%	2.29%	4.31%	—
Class B	–2.42	2.27	4.10	—
Class C	1.94	2.72	4.29	—
Class R	3.09	N/A	N/A	3.79% (5/17/04)
Class Z	3.60	3.48	5.04	—
Barclays Capital Government Bond Index[2]	6.95	5.24	6.21	**
Barclays Capital U.S. Aggregate ex-Credit Index[3]	5.70	4.88	N/A	***
Lipper General U.S. Government Funds Avg[4]	4.24	3.64	4.85	****

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Distributions and Yields as of 2/28/09
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.31	2.55%
Class B	$0.24	1.92
Class C	$0.27	2.16
Class R	$0.29	2.42
Class Z	$0.33	2.93

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date returns are provided for any share class with less than 10 calendar years of returns.

2The Barclays Capital Government Bond Index is an unmanaged index of securities issued or backed by the U.S. government, its agencies, and instrumentalities with between one and 30 years remaining to maturity. It gives an indication of how U.S. government bonds have performed.

3The Barclays Capital U.S. Aggregate ex-Credit Index represents securities that are SEC registered, taxable, and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis.

4The Lipper General U.S. Government Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper General U.S. Government Funds category for the periods noted. Funds in the Lipper Average invest primarily in U.S. government and agency issues.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**Barclays Capital Government Bond Index Closest Month-End to Inception cumulative total return as of 2/28/09 is 31.23% for Class R. Barclays Capital Government Bond Index Closest Month-End to Inception average annual total return as of 3/31/09 is 6.18% for Class R.

***Barclays Capital U.S. Aggregate ex-Credit Index Closest Month-End to Inception cumulative total return as of 2/28/09 is 28.11% for Class R. Barclays Capital U.S. Aggregate ex-Credit Index Closest Month-End to Inception average annual total return as of 3/31/09 is 5.65% for Class R.

****Lipper Average Closest Month-End to Inception cumulative total return as of 2/28/09 is 21.55% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 3/31/09 is 4.49% for Class R.

Dryden Government Income Fund, Inc.	3

Your Fund’s Performance (continued)

Investors cannot invest directly in an index. The returns for the Barclays Capital Government Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Issues expressed as a percentage of net assets as of 2/28/09
United States Treasury Notes, 1.375%, 2/15/12	6.2%
Federal National Mortgage Association, 5.50%, TBA 30 YR	3.4
United States Treasury Notes, 6.25%, 8/15/23	3.2
Morgan Stanley, FDIC Ltd., 3.25%, 12/01/11	2.9
United States Treasury Notes, 1.875%, 2/28/14	2.5

Holdings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

Dryden Government Income Fund’s Class A shares posted a 1.73% total return for the 12-month reporting period ended February 28, 2009, underperforming the 4.61% total return of the Barclays Capital U.S. Aggregate ex-Credit Index (the Index) and the 2.18% total return of the Lipper General U.S. Government Funds Average.

How is the Fund managed?

Prudential Fixed Income Management runs the Fund, which invests primarily in debt securities issued by the U.S. government, its agencies, and government sponsored enterprises such as Fannie Mae and Freddie Mac, the nation’s two largest mortgage finance companies. Research plays a key role in its investment process. Senior investment professionals develop a quarterly market outlook that provides an overall view of the economy, interest rates, and risk levels in the major bond markets. This outlook helps set broad investment strategies for the Fund. Portfolio managers also work closely with research analysts when selecting commercial mortgage-backed securities and other non-U.S. government debt securities that the Fund can invest in to help diversify its portfolio.

What were conditions like in the U.S. fixed income markets?

Shortly after the reporting period began, investors fled to the safety of Treasury securities stunned by news that the Federal Reserve (the Fed) had facilitated J.P. Morgan Chase & Co.’s purchase of Bear Stearns Cos. at a deep discount in mid-March 2008. Bear Stearns suffered a crisis of confidence amid mounting losses on securities tied to mortgages. Other investment banks and commercial banks had also taken write-downs on mortgage-related securities. The mortgage industry deteriorated as a bursting housing bubble in the United States boosted delinquencies and foreclosures on home loans, particularly those of subprime quality, and threatened the broader economy and financial markets.

To provide key investment banks with greater access to funding, the Fed for the first time allowed them to borrow from its discount window on terms similar to that of commercial banks. It also repeatedly cut short-term interest rates to stimulate economic growth, lowering its target for the overnight bank lending rate from 3.00% in March 2008 to 2.00% in April 2008. A measure of normalcy returned to the bond markets in the spring of 2008 amid hope that the worst of the credit crisis was over, but it proved short-lived.

The flight to Treasurys resumed as the credit crisis went from bad to worse during the remainder of 2008. September was a particularly tough month. Historic developments altered the landscape of the financial services industry. Most notably, the U.S. government took over Fannie Mae and Freddie Mac, and the Fed bailed out American International Group (AIG), one of the world’s largest insurance companies. Lehman

Dryden Government Income Fund, Inc.	5

Strategy and Performance Overview (continued)

Brothers Holdings failed and some of its North American businesses were bought by Barclays Capital Inc., while Bank of America agreed to buy Merrill Lynch & Co. Goldman Sachs and Morgan Stanley converted to commercial banks.

The nation’s economy went into a tailspin in the fourth quarter of 2008, as output shrank at a 6.3% annual rate. The U.S. Department of the Treasury and the Fed ramped up their efforts to aid the financial system and the broader economy. For example, the $700 billion Troubled Asset Relief Program (TARP) was signed into law in October, with the first half used largely to take stakes in key financial firms and lend money to certain auto manufacturers. The Fed repeatedly eased monetary policy, cutting its overnight bank lending rate target from 2.00% in October to a range of zero to 0.25% in December.

The low interest-rate environment in late 2008 helped encourage investment in commercial mortgage-backed securities, corporate bonds, and other types of bonds that provide higher yields than Treasurys because they carry greater credit risk. Then too, high quality residential mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, and debt securities of Fannie Mae, Freddie Mac, and the Federal Home Loan Banks gained in value in late 2008 after the Fed said it would purchase them to support the mortgage and housing industries. Treasurys also gained after the Fed said it was considering buying longer-term Treasurys if purchases would help private credit markets. The Fed also announced its Term Asset-Backed Securities Loan Facility (TALF) that would provide financing in 2009 to investors who buy newly issued, highly rated asset-backed securities created by bundling credit card debt, student loans, auto loans, or Small Business Administration loans into debt securities.

In January and February 2009, the final two months of the reporting period, conditions in the U.S. bond markets began to deteriorate again. For example, prices of Treasurys fell amid concern about a rapidly increasing supply of newly issued Treasurys needed to fund the U.S. government’s record budget deficit, bank-bailout plan, and $787 billion economic stimulus program. Moreover, there was speculation in the financial markets that the Fed might not purchase longer-term Treasurys. This made the prospect of a huge increase in the supply of Treasurys even more troubling. (As it turned out, shortly after the reporting period ended, the Fed announced plans to purchase up to $300 billion of the securities. The announcement caused prices on Treasurys to climb sharply, driving their yields lower. This could help encourage borrowing by businesses and consumers because the interest rates that they pay on some loans are tied to yields on Treasurys.)

How did the U.S. bond markets perform for the 12-month reporting period?

Mortgage-backed securities issued by Fannie Mae, Freddie Mac, and Ginnie Mae posted a 7.17% total return for the reporting period that outperformed the remaining

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U.S. fixed income markets. The markets for Treasury securities and federal agency securities also finished in the black. By contrast, the asset-backed securities market ended with a single-digit loss, dragged down largely by its home equity loan sector as growing numbers of borrowers failed to pay back their loans. The commercial mortgage-backed securities market ended with a large double-digit loss, reflecting soaring vacancy rates in office buildings, declining rental income, sliding property values, and other signs of the recession in the commercial property arena.

How did the Fund’s bond market allocation strategy affect its performance?

The Fund trailed the Index for the reporting period largely because it invested in the Dryden Core Investment Fund—Short-Term Bond Series, a portfolio whose shares are primarily purchased by other funds managed by Prudential Fixed Income Management. The Short-Term Bond Series declined in value reflecting its exposure to asset-backed securities, some of which were backed by subprime home equity loans, and bonds of corporations in the United States and abroad.

The Fund held commercial mortgage-backed securities that also detracted from its return. However, Prudential Fixed Income Management’s favorable security selection, such as its preference for “seasoned” commercial mortgage-backed securities as opposed to recently issued ones, helped mitigate the negative impact of exposure to that market. Seasoned commercial mortgage-backed securities performed better because the underlying loans were made at a time when underwriting standards were stricter than in recent years.

The Fund maintained a larger exposure than the Index to high-quality residential mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac. Although the Fund benefited from its overweight exposure, the positive impact was lessened by unfavorable security selection within the market. For example, the Fund favored mortgage-backed securities that are “off-the-run” over those that are “on-the-run,” which means they are the most recently issued. In the risk-averse environment, the latter performed better as they are more liquid or frequently traded. Among other government-related securities, Prudential Fixed Income Management increased the Fund’s holdings of Treasurys and debt securities of federal agencies.

How did the Fund’s duration strategy affect its performance?

Duration measures a portfolio’s sensitivity to changes in interest rates—a long duration increases its responsiveness, while a short duration lessens responsiveness. Prudential Fixed Income Management typically does not take aggressive positions with regard to duration. Its moderate duration strategy employed during the reporting period had a positive impact on the Fund’s performance. For example, the Fund’s duration was

Dryden Government Income Fund, Inc.	7

Strategy and Performance Overview (continued)

positioned slightly longer than that of the Index in November and December of 2008. During this time, the Fed cut short-term rates and announced it was considering purchasing long-term Treasurys. Consequently, prices on Treasurys rose and their yields declined, as bond prices move inversely to yields. Having a slightly longer duration helped the Fund derive greater benefit from the Treasury market rally.

How did the Fund’s yield curve strategy affect its performance?

Overall, yield curve strategy (the Fund’s positions in different bond maturities) had a slightly positive effect on its performance. For example, the Fund had a moderate “yield curve flattener” strategy in place during the fourth quarter of 2008 in anticipation that the long-term end of the U.S. Treasury yield curve would decline more than the shorter-term. As previously mentioned, the Fed eased monetary policy during that time and announced it might purchase long-term Treasurys. Yields on long-term Treasurys declined much more than yields on shorter-term Treasurys, causing the slope of the yield curve to flatten as expected.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2008, at the beginning of the period, and held through the six-month period ended February 28, 2009. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Dryden Government Income Fund, Inc.	9

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Government Income Fund, Inc.		Beginning Account Value September 1, 2008	Ending Account Value February 28, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,022.00	0.92%	$4.61
	Hypothetical	$1,000.00	$1,020.23	0.92%	$4.61

Class B	Actual	$1,000.00	$1,017.00	1.67%	$8.35
	Hypothetical	$1,000.00	$1,016.51	1.67%	$8.35

Class C	Actual	$1,000.00	$1,019.50	1.42%	$7.11
	Hypothetical	$1,000.00	$1,017.75	1.42%	$7.10

Class R	Actual	$1,000.00	$1,019.60	1.17%	$5.86
	Hypothetical	$1,000.00	$1,018.99	1.17%	$5.86

Class Z	Actual	$1,000.00	$1,022.10	0.67%	$3.36
	Hypothetical	$1,000.00	$1,021.47	0.67%	$3.36

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2009, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2009 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of February 28, 2009

Principal Amount (000)#	Description	Value (Note 1)

LONG-TERM INVESTMENTS 92.8%

Asset Backed Security 0.5%
$3,500	Citibank Credit Card Issuance Trust, Ser. 2007-A8, Class A8, 5.65%, 9/20/19	$3,242,260

Collateralized Mortgage Obligations 6.1%
9,000	Federal Home Loan Mortgage Corp., Ser. 2496, Class PM, 5.50%, 9/15/17	9,347,568
4,895	Ser. 2501, Class MC, 5.50%, 9/15/17	5,100,892
6,650	Ser. 2513, Class HC, 5.00%, 10/15/17	6,852,596
5,500	Ser. 2518, Class PV, 5.50%, 6/15/19	5,734,442
11,050	Federal National Mortgage Association, Ser. 2002-18, Class PC, 5.50%, 4/25/17	11,410,094
4,500	Ser. 2002-57, Class ND, 5.50%, 9/25/17	4,682,699
368	MLCC Mortgage Investors, Inc., Ser. 2003-E, Class A1, 0.78%, 10/25/28 FRN	258,052
1,251	Structured Adjustable Rate Mortgage Loan Trust, Ser. 2004-1, Class 4A3, 4.924%, 2/25/34 FRN	817,029

	Total collateralized mortgage obligations	44,203,372

Commercial Mortgage Backed Securities 4.8%
10,800	Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2004-T16, Class A5, 4.60%, 2/13/46	8,312,154
2,000	Ser. 2006-PW11, Class A4, 5.456%, 3/11/39 FRN	1,475,608
6,000	Ser. 2006-T22, Class A4, 5.464%, 4/12/38 FRN	4,456,378
3,000	Commercial Mortgage Loan Trust, Ser. 2008-LS1, Class A2, 6.02%, 12/10/49 FRN	2,294,014

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	11

Portfolio of Investments

as of February 28, 2009 continued

Principal Amount (000)#		Description	Value (Note 1)

Commercial Mortgage Backed Securities (cont’d.)
$3,100		CWCapital Cobalt, Ser. 2007-C3, Class A3, 5.8202%, 5/15/46 FRN	$1,909,551
4,000		Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A2, 5.381%, 3/10/39	3,127,752
5,000		Merrill Lynch Mortgage Trust, Ser. 2006-C1, Class ASB, 5.657%, 5/12/39 FRN	3,813,655
3,625		Morgan Stanley Capital I, Ser. 2005-T19, Class AAB, 4.852%, 6/12/47	2,888,833
7,200		Ser. 2006-IQ11, Class A4, 5.771%, 10/15/42 FRN	5,057,451
2,500		Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C33, Class A3 5.902%, 2/15/51 FRN	1,526,531

		Total commercial mortgage backed securities	34,861,927

Corporate Bond 0.4%
2,960		Depfa ACS Bank, 144A, 5.125%, 3/16/37	2,520,322

Mortgage Backed Securities 47.0%
3,427		Federal Home Loan Mortgage Corp., 3.537%, 5/1/34, FRN	3,407,149
30,067		5.00%, 6/1/33 - 5/1/34	30,628,994
14,000	(f)	5.00%, TBA 30 YR	14,214,368
8,510		5.50%, 5/1/37 - 1/1/38	8,724,299
10,000	(f)	5.50%, TBA 30 YR	10,215,620
2,314		6.00%, 8/1/32 - 9/1/34	2,407,478
9,000	(f)	6.00%, TBA 30 YR	9,315,000
1,294		6.50%, 8/1/10 - 9/1/32	1,359,502
334		7.00%, 8/1/11 - 9/1/32	356,251
42	(a)	7.50%, 6/1/24	45
218		8.00%, 3/1/22 - 8/1/22	231,608
143		8.50%, 1/1/17 - 9/1/19	154,103
133		9.00%, 1/1/20	143,161
89		11.50%, 10/1/19	99,647

See Notes to Financial Statements.

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Principal Amount (000)#		Description	Value (Note 1)

Mortgage Backed Securities (cont’d.)
$9,211		Federal National Mortgage Association, 3.678%, 7/1/33, FRN	$9,227,915
1,364		3.765%, 4/1/34, FRN	1,373,025
1,120		4.50%, 1/1/20	1,143,867
2,879		4.515%, 6/1/34, FRN	2,833,907
2,829		4.762%, 4/1/34, FRN	2,886,000
21,077		5.00%, 7/1/18 - 5/1/36	21,668,293
84,478		5.50%, 8/1/15 - 5/1/37	86,780,134
10,000	(f)	5.50%, TBA 15 YR	10,365,620
24,250		5.50%, TBA 30 YR	24,841,094
28,870		6.00%, 11/1/14 - 5/1/36	29,918,317
4,000	(f)	6.00%, TBA 30 YR	4,131,248
4,059		6.26%, 3/1/11	4,244,031
17,842		6.50%, 4/1/09 - 10/1/37	18,751,650
7,902		7.00%, 4/1/11 - 2/1/36	8,344,830
420		7.50%, 4/1/09 - 10/1/26	433,463
13		8.50%, 6/1/17 - 3/1/25	14,139
157		9.00%, 4/1/25	173,707
29		9.50%, 1/1/25 - 2/1/25	32,159
10,303		Government National Mortgage Association, 5.00%, 7/15/33 - 4/15/34	10,555,898
5,279		5.50%, 2/15/34 - 2/15/36	5,439,150
6,000	(f)	6.00%, TBA 30 YR	6,200,628
6,666		7.00%, 3/15/22 - 2/15/29	7,217,817
767		7.50%, 3/15/09 - 7/15/24	827,456
691		8.50%, 4/15/25	761,300
437		9.50%, 10/15/09 - 8/20/21	477,594

		Total mortgage backed securities	339,900,467

Municipal Bond 0.5%
3,850		Connecticut St. Hlth. & Ed. Facs. Auth. Rev., Yale Univ 5.05%, 7/1/42	3,904,709

Small Business Administration Agency 2.3%
1,030		Small Business Administration Participation Certificates, Ser. 1995-20B-1, 8.15%, 2/1/15	1,103,579
3,409		Ser. 1995-20L-1, 6.45%, 12/1/15	3,600,451
4,061		Ser. 1996-20H-1, 7.25%, 8/1/16	4,358,174

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	13

Portfolio of Investments

as of February 28, 2009 continued

Principal Amount (000)#		Description	Value (Note 1)

Small Business Administration Agency (cont’d.)
$2,893		Ser. 1996-20K-1, 6.95%, 11/1/16	$3,085,783
914		Ser. 1997-20A-1, 7.15%, 1/1/17	979,940
3,396		Ser. 1998-20I-1, 6.00%, 9/1/18	3,560,125

		Total small business administration agency	16,688,052

U.S. Government Agency Securities 11.8%
17,355		Citigroup, Inc., FDIC Gtd. 2.125%, 4/30/12	17,246,879
8,620		Federal Farm Credit Bank, 3.875%, 10/7/13	9,052,853
1,870		4.875%, 1/17/17	2,015,112
1,320		Federal Home Loan Bank, 5.00%, 11/17/17	1,414,496
3,215		5.625%, 6/11/21	3,465,265
630		Federal Home Loan Mortgage Corp., 5.25%, 4/18/16	703,246
8,625		Federal National Mortgage Association, 5.00%, 5/11/17	9,431,119
2,535		6.625%, 11/15/30	3,302,509
10,000	(g)	Financing Corp. Principal FICO STRIPS, 4.06%, 5/11/18	6,935,850
7,500		General Electric Capital Corp., FDIC Gtd. 3.00%, 12/9/11	7,666,980
20,390		Morgan Stanley, FDIC Gtd. 3.25%, 12/1/11	21,020,132
1,080		Tennessee Valley Authority, 5.50%, 6/15/38	1,174,425
1,895		Tennessee Valley Authority, Ser. B, 4.50%, 4/1/18	1,957,277

		Total U.S. Government agency securities	85,386,143

U.S. Government Treasury Obligations 19.4%
8,895	(b)	United States Treasury Bonds, 3.50%, 2/15/39	8,540,624
100		6.125%, 8/15/29	129,656
1,385		7.875%, 2/15/21	1,924,284
1,080	(c)	8.75%, 8/15/20	1,580,175

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Principal Amount (000)#		Description	Value (Note 1)

U.S. Government Treasury Obligations (cont’d.)
$45,010		United States Treasury Notes, 1.375%, 2/15/12	$44,964,089
120	(b)	1.75%, 1/31/14	118,678
18,320		1.875%, 2/28/14	18,194,142
8,575	(b)	2.75%, 2/15/19	8,360,625
1,240		4.00%, 8/15/18	1,337,940
4,280	(b)	5.125%, 5/15/16	4,967,141
18,665	(b)	6.25%, 8/15/23	23,380,824
12,610	(c)(g)	United States Treasury Strips, P/O 4.15%, 5/15/21	7,638,924
15,000	(g)	4.225%, 8/15/21	8,957,790
12,820	(g)	5.46%, 11/15/21	7,564,851
6,850	(g)	6.35%, 8/15/29	2,955,131

		Total U.S. government treasury obligations	140,614,874

		Total long-term investments (cost $669,617,442)	671,322,126

SHORT-TERM INVESTMENTS 24.8%

Shares

Affiliated Mutual Funds 24.8%
12,384,567		Dryden Core Investment Fund—Short-Term Bond Series (cost $121,936,217)(e)	91,893,490
87,120,579		Dryden Core Investment Fund—Taxable Money Market Series (cost $87,120,579; includes $46,855,027 of cash collateral received for securities on loan)(d)(e)	87,120,579

		Total affiliated mutual funds (cost $209,056,796)(Note 3)	179,014,069

Notional Amount (000)#

OUTSTANDING OPTIONS PURCHASED*

Call Option
$46	(a)	U.S. 5 Yr. Future Options, expiring 4/24/09, Strike Price $117	42,765
9	(a)	U.S. Bond Future Options, expiring 3/27/09, Strike Price $125	20,250

			63,015

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	15

Portfolio of Investments

as of February 28, 2009 continued

Notional Amount (000)#		Description	Value (Note 1)

Put Option
EUR 829		Currency option on EUR vs. ISK, expiring 3/17/09 @ FX Rate 124.50	$11

		Total outstanding options purchased (cost $219,595)	63,026

		Total short-term investments (cost $209,276,391)	179,077,095

		Total Investments, Before Options Written 117.6% (cost $878,893,833; Note 5)	850,399,221

OUTSTANDING OPTION WRITTEN*

Call Option
$46	(a)	U.S. 5 Yr. Future Options, expiring 4/24/09, Strike Price $120 (premiums received $10,676)	(6,469)

		Total Investments, Net of Outstanding Option Written 117.6% (cost $878,883,157)	850,392,752
		Liabilities in excess of other assets(h) (17.6%)	(127,213,236)

		Net Assets 100.0%	$723,179,516

The following abbreviations are used in portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

EUR—Euro

FDIC—Federal Deposit Insurance Corporation

FICO—Financing Corporation

FRN—Floating Rate Note

ISK—Icelandic Krona

P/O—Principal Only

STRIPS—Separate Trading of Registered Interest and Principal of Securities

TBA—To Be Announced

*	Non-income producing security.
#	Principal and notional amount is shown in U.S. dollars unless otherwise stated.
(a)	Represents actual principal amount (not rounded to nearest thousand).
(b)	All or portion of securities on loan with an aggregate market value of $45,477,847; cash collateral of $46,855,027 (included with liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	All or partial principal amount pledged as collateral for futures contracts.
(d)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

(e)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series and Short-Term Bond Series.
(f)	All or partial principal amount of $53,000,000 represents to-be-announced (“TBA”) securities acquired under mortgage dollar roll agreement.
(g)	The rate shown is the effective yield at reporting date.
(h)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts and interest rate swap agreements as follows:

Open futures contracts outstanding at February 28, 2009:

Number of Contracts	Type	Expiration Date	Value at February 28, 2009	Value at Trade Date	Unrealized Appreciation (Depreciation)
	Long Positions:
109	U.S. 5 Yr. Treasury Notes	Mar. 2009	$12,813,461	$12,816,329	$(2,868)
13	U.S. 5 Yr. Treasury Notes	Jun. 2009	1,515,617	1,518,291	(2,674)
107	U.S. 10 Yr. Treasury Notes	Mar. 2009	13,022,235	12,840,160	182,075
112	U.S. 10 Yr. Treasury Notes	Jun. 2009	13,443,500	13,475,863	(32,363)
	Short Positions:
26	U.S. 2 Yr. Treasury Notes	Mar. 2009	5,660,688	5,658,624	(2,064)
8	U.S. 2 Yr. Treasury Notes	Jun. 2009	1,732,875	1,733,738	863
160	U.S. Long Bonds	Mar. 2009	19,937,500	21,169,840	1,232,340
5	U.S. Long Bonds	Jun. 2009	616,719	621,553	4,834

					$1,380,143

Forward foreign currency exchange contracts outstanding at February 28, 2009:

Purchase Contracts	Value Payable at Settlement Date	Value at February 28, 2009	Unrealized (Depreciation)
Icelandic Krona, expiring 5/29/09	$159,500	$109,058	$(50,442)
Icelandic Krona, expiring 5/29/09	157,200	114,476	(42,724)

	$316,700	$223,534	$(93,166)

Sales Contracts	Value Receivable at Settlement Date	Value at February 28, 2009	Unrealized (Depreciation)
Icelandic Krona, expiring 5/29/09	$117,649	$223,534	$(105,885)

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	17

Portfolio of Investments

as of February 28, 2009 continued

Interest rate swap agreements outstanding at February 28, 2009:

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Floating Rate	Unrealized Appreciation/ (Depreciation)
Citibank, NA(b)	10/20/13	$7,135	4.05924%	3 month LIBOR	$561,571
Citibank, NA(a)	1/20/14	3,525	1.96831%	3 month LIBOR	107,628
Deutsche Bank AG(a)	8/15/21	8,050	4.82818%	3 month LIBOR	(1,602,419)
Deutsche Bank AG(a)	8/15/15	4,810	3.71198%	3 month LIBOR	(217,959)
Deutsche Bank AG(a)	5/15/16	3,130	4.49000%	3 month LIBOR	(310,798)
Merrill Lynch Capital Services(a)	5/15/16	7,135	4.39706%	3 month LIBOR	(663,949)
Merrill Lynch Capital Services(b)	10/10/13	7,135	3.78448%	3 month LIBOR	469,773
Morgan Stanley Capital Services(b)	2/12/11	19,500	1.63945%	3 month LIBOR	(15,570)
Royal Bank of Scotland(a)	10/3/13	25,000	3.99715%	3 month LIBOR	(1,798,669)
Royal Bank of Scotland(a)	10/24/13	18,000	3.52959%	3 month LIBOR	(956,956)
Royal Bank of Scotland(b)	10/3/13	25,000	3.93524%	3 month LIBOR	1,832,690
Royal Bank of Scotland(b)	10/21/13	18,000	3.88272%	3 month LIBOR	1,264,512
Royal Bank of Scotland(b)	10/31/13	18,000	3.77203%	3 month LIBOR	1,125,029
Royal Bank of Scotland(a)	10/31/13	18,000	3.76805%	3 month LIBOR	(1,121,616)

					$(1,326,733)

LIBOR—London Interbank Offered Rate

(a)	The Fund pays the fixed rate and receives the floating rate.
(b)	The Fund pays the floating rate and receives the fixed rate.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

The following is a summary of the inputs used as of February 28, 2009 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$179,070,615	$1,380,143
Level 2—Other Significant Observable Inputs	671,322,137	76,635
Level 3—Significant Unobservable Inputs	—	(1,602,419)

Total	$850,392,752	$(145,641)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Other Financial Instruments*
Balance as of 2/29/08	$—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(1,658,742)
Net purchases (sales)	—
Transfers in and/or out of Level 3	56,323

Balance as of 02/28/09	$(1,602,419)

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	19

Portfolio of Investments

as of February 28, 2009 continued

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2009 were as follows:

Mortgage Backed Securities	47.0%
Affiliated Mutual Funds (including 6.5% of collateral received for securities on loan)	24.8
U.S. Government Treasury Obligations	19.4
U.S. Government Agency Securities	11.8
Collateralized Mortgage Obligations	6.1
Commercial Mortgage Backed Securities	4.8
Small Business Administration Agency	2.3
Municipal Bond	0.5
Asset Backed Security	0.5
Corporate Bond	0.4

117.6
Liabilities in excess of other assets	(17.6)

100.0%

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Financial Statements

February 28, 2009	ANNUAL REPORT

Dryden Government Income Fund, Inc.

Statement of Assets and Liabilities

as of February 28, 2009

Assets
Investments at value, including securities on loan of $45,477,847:
Affiliated investments (cost $209,056,796)	$179,014,069
Unaffiliated investments (cost $669,837,037)	671,385,152
Receivable for investments sold	201,303,862
Unrealized appreciation on swaps	5,361,203
Dividends and interest receivable	3,057,176
Receivable for Fund shares sold	727,562
Due from broker—variation margin	217,123
Receivable for securities lending, net	19,827
Prepaid expenses	11,485

Total assets	1,061,097,459

Liabilities
Payable for investments purchased	281,703,764
Payable to broker for collateral for securities on loan	46,855,027
Unrealized depreciation on swaps	6,687,936
Payable for Fund shares reacquired	1,262,904
Accrued expenses	407,317
Management fee payable	279,462
Dividends payable	207,649
Unrealized depreciation on forward currency contracts	199,051
Distribution fee payable	148,547
Affiliated transfer agent fee payable	94,790
Deferred directors’ fees	54,018
Payable to custodian	11,009
Written options outstanding, at value (premiums received $10,676)	6,469

Total liabilities	337,917,943

Net Assets	$723,179,516

Net assets were comprised of:
Common stock, at par	$823,860
Paid-in-capital in excess of par	785,383,055

786,206,915
Distributions in excess of net investment income	(742,907)
Accumulated net realized loss on investment and foreign currency transactions	(33,646,408)
Net unrealized depreciation on investments and foreign currencies	(28,638,084)

Net assets, February 28, 2009	$723,179,516

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($562,826,092 ÷ 64,109,035 shares of common stock issued and outstanding)	$8.78
Maximum sales charge (4.50% of offering price)	.41

Maximum offering price to public	$9.19

Class B
Net asset value, offering price and redemption price per share
($38,125,608 ÷ 4,336,369 shares of common stock issued and outstanding)	$8.79

Class C
Net asset value, offering price and redemption price per share
($17,294,372 ÷ 1,965,875 shares of common stock issued and outstanding)	$8.80

Class R
Net asset value, offering price and redemption price per share
($2,028,288 ÷ 230,711 shares of common stock issued and outstanding)	$8.79

Class Z
Net asset value, offering price and redemption price per share
($102,905,156 ÷ 11,743,980 shares of common stock issued and outstanding)	$8.76

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	23

Statement of Operations

Year Ended February 28, 2009

Net Investment Income
Income
Unaffiliated interest income (net of foreign withholding taxes of $22,576)	$28,039,498
Affiliated dividend income	5,406,578
Affiliated income from securities loaned, net	731,416

Total income	34,177,492

Expenses
Management fee	3,871,409
Distribution fee—Class A	1,521,335
Distribution fee—Class B	447,378
Distribution fee—Class C	95,492
Distribution fee—Class R	6,642
Transfer agent’s fees and expenses (including affiliated expense of $541,000) (Note 3)	803,000
Custodian’s fees and expenses	300,000
Interest expense (Note 7)	143,494
Reports to shareholders	70,000
Directors’ fees	32,000
Registration fees	30,000
Audit fee	29,000
Legal fees and expenses	20,000
Insurance	9,000
Miscellaneous	11,937

Total expenses	7,390,687

Net investment income	26,786,805

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	12,696,877
Foreign currency transactions	(10,635)
Financial futures transactions	7,013,824
Written option transactions	34,708
Short sales	(3,844,139)
Swaps	1,426,032

17,316,667

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $(20,224,050))	(30,757,232)
Foreign currencies	(131,754)
Financial futures contracts	288,351
Written options	4,207
Short sales	61,055
Swaps	(1,516,698)

(32,052,071)

Net loss on investments and foreign currency transactions	(14,735,404)

Net Increase In Net Assets Resulting From Operations	$12,051,401

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended
	February 28, 2009	February 29, 2008
Increase (Decrease) In Net Assets
Operations
Net investment income	$26,786,805	$34,337,939
Net realized gain on investments and foreign currency transactions	17,316,667	5,314,980
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(32,052,071)	4,369,612

Net increase in net assets resulting from operations	12,051,401	44,022,531

Dividends from net investment income (Note 1)
Class A	(21,538,863)	(27,766,792)
Class B	(1,249,775)	(1,985,941)
Class C	(384,773)	(344,461)
Class R	(43,646)	(19,803)
Class Z	(4,053,266)	(4,766,083)

	(27,270,323)	(34,883,080)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	146,279,618	132,249,904
Net asset value of shares issued in reinvestment of dividends	22,225,220	28,239,984
Cost of shares reacquired	(250,209,255)	(265,099,216)

Net decrease in net assets from Fund share transactions	(81,704,417)	(104,609,328)

Total decrease	(96,923,339)	(95,469,877)

Net Assets
Beginning of year	820,102,855	915,572,732

End of year	$723,179,516	$820,102,855

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	25

Notes to Financial Statements

Dryden Government Income Fund, Inc., (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Investment operations commenced on April 22, 1985. The Fund’s investment objective is to seek high current return. The Fund will seek to achieve this objective by investing primarily in U.S. Government Securities, including U.S. Treasury bills, notes, bonds, strips and other debt securities issued by the U.S. Treasury, and obligations, including mortgage-related securities, issued or guaranteed by U.S. Government agencies or instrumentalities.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker.

Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price.

Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available, pursuant to guidelines established by the Board of Directors. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

26	Visit our website at www.jennisondryden.com

U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by an investment adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker (if available, otherwise by a principal market maker or a primary market dealer).

Options on securities and indices traded on an exchange are valued on their last sales price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price.

Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Dryden Government Income Fund, Inc.	27

Notes to Financial Statements

continued

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions. The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a

28	Visit our website at www.jennisondryden.com

loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in the Statement of Assets and Liabilities as unrealized appreciation and/or depreciation on forward foreign currency contracts. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on option written. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Dryden Government Income Fund, Inc.	29

Notes to Financial Statements

continued

Short Sales: The Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales.

Swap Agreements: The Fund may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. In connection with these agreements, securities may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party.

Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period.

Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund may use credit default swaps to provide a measure of protection against defaults of the issuers or to take an active long or short position with respect to the likelihood of a particular issuer’s default. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect.

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As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively increase investment risk to its portfolio because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payments that the Fund as a seller of protection could be required to pay under a credit default swap agreement would be equal the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying /selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the fair values serve as the indicator of the current status of the payment/performance risk. Wider credits spreads and increasing fair value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

The Fund may enter into total return swaps to manage its exposure to a security, commodity or an index. In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount.

These swap agreements involve, to varying degrees, elements of credit, market risk and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. The swaps

Dryden Government Income Fund, Inc.	31

Notes to Financial Statements

continued

are valued daily at current fair value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at reporting date, if any, are listed on the Schedule of Investments.

The Fund has entered into over-the-counter derivative agreements. Such agreements include conditions which when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements. As of February 28, 2009, the Fund has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls: The Fund enters into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as a realized gain. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

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Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually. Dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles, and are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst distributions in excess of net income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Taxes: For federal income tax purposes it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Dryden Government Income Fund, Inc.	33

Notes to Financial Statements

continued

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .50 of 1% of the Fund’s average daily net assets up to and including $1 billion, .45 of 1% of the Fund’s average daily net assets of the next $1 billion, .35 of 1% of the Fund’s average daily net assets of the next $1 billion, and .30 of 1% of the average daily net assets of the Fund in excess of $3 billion. The effective management fee rate was .50 of 1% for the year ended February 28, 2009.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1% and .75 of 1% of the average daily net assets of the Class A, B, C and R shares, respectively. For the year ended February 28, 2009, PIMS contractually agreed to limit such fees to ..25 of 1%, .75 of 1% and .50 of 1% of the average daily net assets of the Class A, Class C and Class R shares, respectively.

PIMS has advised the Fund that it has received approximately $140,700 in front-end sales charges resulting from sales of Class A shares, during the year ended February 28, 2009. From these fees, PIMS paid a substantial portion of such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 28, 2009, it received approximately $2,200, $84,800 and $8,100 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

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Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees related to the services of Wachovia Securities, LLC (“Wachovia”) and First Clearing, LLC (“First Clearing”) affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended February 28, 2009, the Fund incurred approximately $159,300 in total networking fees, of which approximately $78,800 was paid to First Clearing and $200 was paid to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

PIM is the Fund’s security lending agent. For the year ended February 28, 2009, PIM has been compensated approximately $313,700 for these services.

The Fund invests in the Short-Term Bond Series, pursuant to an exemptive order received from the Securities and Exchange Commission, and in the Taxable Money Market Series (“Portfolios”), of the Dryden Core Investment Fund. The Portfolios are mutual funds registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended February 28, 2009, aggregated $16,682,392,486 and $16,885,255,701, respectively.

Transactions in options written during the year ended February 28, 2009, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at February 29, 2008	—	$—
Options written	93	85,632
Options terminated in closing purchase transactions	(47)	(74,956)
Options expired	—	—

Options outstanding at February 28, 2009	46	$10,676

Dryden Government Income Fund, Inc.	35

Notes to Financial Statements

continued

The average balance of dollar rolls outstanding during the year ended February 28, 2009 was approximately $116,485,000. The amount of dollar rolls outstanding at February 28, 2009 was $54,442,484 (Principal $53,000,000), which was 7.5% of net assets.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distribution in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distribution in excess of net investment income, accumulated net realized loss on investments and foreign currency transactions and paid-in-capital in excess of par. For the year ended February 28, 2009, the adjustments were to decrease distributions in excess of net investment income by $395,907, decrease accumulated net realized loss on investment and foreign currency transactions by $5,237,525 and to decrease paid-in-capital in excess of par by $5,633,432, due to differences in the treatment of premium amortization, paydown gains (losses), swaps and the expiration of some of the Fund’s capital loss carryforward. Net investment income, net realized gains and net assets were not affected by this change.

For the years ended February 28, 2009 and February 29, 2008, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $27,270,323 and $34,883,080 from ordinary income, respectively.

At February 28, 2009, the Fund had accumulated undistributed earnings on a tax basis of $50,269 from ordinary income.

As of February 28, 2009, the Fund had a capital loss carryforward for tax purposes of approximately $31,335,000 of which $14,960,000 expires in 2013, $1,845,000 expires in 2014 and $14,530,000 expires in 2015. The Fund utilized approximately $16,007,000 of its capital loss carryforward to offset net taxable gains realized in the year ended February 28, 2009. Approximately $5,634,000 of the Fund’s capital loss carryforward expired unused in the year ended February 28, 2009. Accordingly, no

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capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration dates. The Fund elected to treat post-October currency losses of approximately $472,000 as having been incurred in the following fiscal year.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of February 28, 2009 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$879,857,769	$14,972,600	$(44,431,148)	$(29,458,548)	$(1,550,146)	$(31,008,694)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and difference in the treatment of accreting market discount and premium amortization for book and tax purposes. Other cost basis adjustments are attributable to written options, swaps, and forward foreign currency exchange contracts.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of February 28, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.50% and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares purchased are subject to a CDSC of 1% for 12 months from the date of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Dryden Government Income Fund, Inc.	37

Notes to Financial Statements

continued

There are 2.5 billion shares of common stock, $.01 par value per share, divided into five classes, designated Class A, Class B, Class C, Class R and Class Z common stock, each of which consists of 500,000,000 authorized shares.

Class A	Shares	Amount
Year ended February 28, 2009:
Shares sold	9,142,176	$79,938,040
Shares issued in reinvestment of dividends	1,926,901	16,866,936
Shares reacquired	(20,500,679)	(179,188,043)

Net increase (decrease) in shares outstanding before conversion	(9,431,602)	(82,383,067)
Shares issued upon conversion from Class B	1,387,753	12,183,283

Net increase (decrease) in shares outstanding	(8,043,849)	$(70,199,784)

Year ended February 29, 2008:
Shares sold	8,112,893	$71,633,018
Shares issued in reinvestment of dividends	2,460,665	21,617,631
Shares reacquired	(22,039,479)	(193,685,872)

Net increase (decrease) in shares outstanding before conversion	(11,465,921)	(100,435,223)
Shares issued upon conversion from Class B	600,396	5,268,336

Net increase (decrease) in shares outstanding	(10,865,525)	$(95,166,887)

Class B
Year ended February 28, 2009:
Shares sold	1,153,288	$10,111,327
Shares issued in reinvestment of dividends	114,898	1,007,447
Shares reacquired	(1,702,015)	(14,869,440)

Net increase (decrease) in shares outstanding before conversion	(433,829)	(3,750,666)
Shares reacquired upon conversion into Class A	(1,384,875)	(12,183,283)

Net increase (decrease) in shares outstanding	(1,818,704)	$(15,933,949)

Year ended February 29, 2008:
Shares sold	767,167	$6,816,302
Shares issued in reinvestment of dividends	185,354	1,630,880
Shares reacquired	(1,538,626)	(13,526,557)

Net increase (decrease) in shares outstanding before conversion	(586,105)	(5,079,375)
Shares reacquired upon conversion into Class A	(598,676)	(5,268,336)

Net increase (decrease) in shares outstanding	(1,184,781)	$(10,347,711)

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Class C	Shares	Amount
Year ended February 28, 2009:
Shares sold	1,417,380	$12,401,598
Shares issued in reinvestment of dividends	30,379	266,366
Shares reacquired	(659,325)	(5,775,523)

Net increase (decrease) in shares outstanding	788,434	$6,892,441

Year ended February 29, 2008:
Shares sold	528,734	$4,681,050
Shares issued in reinvestment of dividends	27,129	238,911
Shares reacquired	(481,513)	(4,241,576)

Net increase (decrease) in shares outstanding	74,350	$678,385

Class R
Year ended February 28, 2009:
Shares sold	227,533	$2,001,781
Shares issued in reinvestment of dividends	4,094	35,843
Shares reacquired	(88,326)	(773,268)

Net increase (decrease) in shares outstanding	143,301	$1,264,356

Year ended February 29, 2008:
Shares sold	88,642	$784,870
Shares issued in reinvestment of dividends	776	6,859
Shares reacquired	(84,532)	(742,420)

Net increase (decrease) in shares outstanding	4,886	$49,309

Class Z
Year ended February 28, 2009:
Shares sold	4,794,653	$41,826,872
Shares issued in reinvestment of dividends	463,413	4,048,628
Shares reacquired	(5,686,934)	(49,602,981)

Net increase (decrease) in shares outstanding	(428,868)	$(3,727,481)

Year ended February 29, 2008:
Shares sold	5,498,775	$48,334,664
Shares issued in reinvestment of dividends	541,027	4,745,703
Shares reacquired	(6,002,654)	(52,902,791)

Net increase (decrease) in shares outstanding	37,148	$177,576

Note 7. Borrowings and Overdrafts

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. The Funds pay a commitment fee of .13

Dryden Government Income Fund, Inc.	39

Notes to Financial Statements

continued

of 1% of the unused portion of the SCA. The expiration date of the SCA is October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Funds paid a commitment fee of .06 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not utilize the line of credit during the year ended February 28, 2009.

During the year ended February 28, 2009, the Fund, paid interest to the custodian for temporary overdrawn balances. The average outstanding balance was $9,290,507 at a weighted average interest rate of 3.96%

Note 8. New Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for any reporting period beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

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Financial Highlights

February 28, 2009	ANNUAL REPORT

Dryden Government Income Fund, Inc.

Financial Highlights

Class A
Year Ended February 28, 2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$8.94

Income from investment operations:
Net investment income	.30
Net realized and unrealized gain (loss) on investment transactions	(.15)

Total from investment operations	.15

Less Dividends:
Dividends from net investment income	(.31)

Net asset value, end of year	$8.78

Total Return(a):	1.73%
Ratios/Supplemental Data:
Net assets, end of year (000)	$562,826
Average net assets (000)	$608,533
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(b)	.94%
Expenses, excluding distribution and service (12b-1) fees	.69%
Net investment income	3.48%
Portfolio turnover rate	2216%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

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Class A
Year Ended February 28/29,
2008	2007	2006	2005

$8.83	$8.88	$9.04	$9.30

.36	.37	.34	.34
.12	(.02)	(.13)	(.22)

.48	.35	.21	.12

(.37)	(.40)	(.37)	(.38)

$8.94	$8.83	$8.88	$9.04

5.60%	4.03%	2.33%	1.29%

$645,050	$733,190	$789,162	$830,603
$659,266	$745,577	$811,520	$854,446

.98%	.98%	.97%	.95%
.73%	.73%	.72%	.70%
4.15%	4.24%	3.78%	4.09%
2676%	837%	597%	611%

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	43

Financial Highlights

continued

Class B
Year Ended February 28, 2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$8.95

Income from investment operations:
Net investment income	.23
Net realized and unrealized gain (loss) on investment transactions	(.15)

Total from investment operations	.08

Less Dividends:
Dividends from net investment income	(.24)

Net asset value, end of year	$8.79

Total Return(a):	.98%
Ratios/Supplemental Data:
Net assets, end of year (000)	$38,126
Average net assets (000)	$44,738
Ratios to average net assets(b):
Expenses, including distribution and service (12b-1) fees	1.69%
Expenses, excluding distribution and service (12b-1) fees	.69%
Net investment income	2.73%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

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Class B
Year Ended February 28/29,
2008	2007	2006	2005

$8.84	$8.89	$9.06	$9.31

.30	.30	.27	.27
.12	(.02)	(.14)	(.21)

.42	.28	.13	.06

(.31)	(.33)	(.30)	(.31)

$8.95	$8.84	$8.89	$9.06

4.81%	3.25%	1.46%	.65%

$55,104	$64,920	$89,585	$123,178
$57,319	$73,818	$105,681	$138,570

1.73%	1.73%	1.72%	1.70%
.73%	.73%	.72%	.70%
3.40%	3.50%	3.02%	3.34%

Dryden Government Income Fund, Inc.	45

Financial Highlights

continued

Class C
Year Ended February 28, 2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$8.96

Income from investment operations:
Net investment income	.26
Net realized and unrealized gain (loss) on investment transactions	(.15)

Total from investment operations	.11

Less Dividends:
Dividends from net investment income	(.27)

Net asset value, end of year	$8.80

Total Return(a):	1.23%
Ratios/Supplemental Data:
Net assets, end of year (000)	$17,295
Average net assets (000)	$12,733
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(b)	1.44%
Expenses, excluding distribution and service (12b-1) fees	.69%
Net investment income	2.96%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of the Class C shares.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

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Class C
Year Ended February 28/29,
2008	2007	2006	2005

$8.85	$8.89	$9.06	$9.31

.32	.32	.29	.29
.12	(.01)	(.14)	(.21)

.44	.31	.15	.08

(.33)	(.35)	(.32)	(.33)

$8.96	$8.85	$8.89	$9.06

5.06%	3.62%	1.71%	.90%

$10,548	$9,760	$11,597	$14,675
$9,285	$10,601	$13,109	$18,930

1.48%	1.48%	1.47%	1.45%
.73%	.73%	.72%	.70%
3.64%	3.75%	3.27%	3.59%

Dryden Government Income Fund, Inc.	47

Financial Highlights

continued

Class R
Year Ended February 28, 2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$8.95

Income from investment operations:
Net investment income	.28
Net realized and unrealized gain (loss) on investment transactions	(.15)

Total from investment operations	.13

Less Dividends:
Dividends from net investment income	(.29)

Net asset value, end of period	$8.79

Total Return(b):	1.49%
Ratios/Supplemental Data:
Net assets, end of period (000)	$2,028
Average net assets (000)	$1,328
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees(c)	1.19%
Expenses, excluding distribution and service (12b-1) fees	.69%
Net investment income	3.22%

(a)	Commencement of operations.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(d)	Figure is actual and not rounded to the nearest thousand.
(e)	Annualized.
(f)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

48	Visit our website at www.jennisondryden.com

Class R
Year Ended February 28/29,			May 17, 2004(a) Through February 28, 2005
2008	2007	2006

$8.84	$8.88	$9.05	$8.99

.34	.37	.32	.25
.12	(.04)	(.15)	.10

.46	.33	.17	.35

(.35)	(.37)	(.34)	(.29)

$8.95	$8.84	$8.88	$9.05

5.34%	3.78%	2.06%	3.89%

$783	$730	$2,585 (d)	$2,535	(d)
$505	$225	$2,562 (d)	$1,642	(d)

1.23%	1.23%	1.22%	1.20	%(e)
.73%	.73%	.72%	.70	%(e)
3.86%	3.96%	3.51%	4.01	%(e)

Dryden Government Income Fund, Inc.	49

Financial Highlights

continued

Class Z
Year Ended February 28, 2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$8.92

Income from investment operations:
Net investment income	.33
Net realized and unrealized gain (loss) on investment transactions	(.16)

Total from investment operations	.17

Less Dividends:
Dividends from net investment income	(.33)

Net asset value, end of year	$8.76

Total Return(a):	1.98%
Ratios/Supplemental Data:
Net assets, end of year (000)	$102,905
Average net assets (000)	$106,949
Ratios to average net assets(b):
Expenses, including distribution and service (12b-1) fees	.69%
Expenses, excluding distribution and service (12b-1) fees	.69%
Net investment income	3.73%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

50	Visit our website at www.jennisondryden.com

Class Z
Year Ended February 28/29,
2008	2007	2006	2005

$8.81	$8.86	$9.02	$9.28

.39	.39	.36	.36
.11	(.02)	(.13)	(.22)

.50	.37	.23	.14

(.39)	(.42)	(.39)	(.40)

$8.92	$8.81	$8.86	$9.02

5.87%	4.29%	2.58%	1.54%

$108,618	$106,972	$98,073	$91,618
$106,827	$104,606	$92,789	$85,837

.73%	.73%	.72%	.70%
.73%	.73%	.72%	.70%
4.40%	4.50%	4.04%	4.36%

Dryden Government Income Fund, Inc.	51

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Dryden Government Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Dryden Government Income Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of February 28, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 24, 2009

52	Visit our website at www.jennisondryden.com

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end February 28, 2009 as to the federal tax status of dividends paid by the Fund. During the fiscal year ended February 28, 2009, the Fund paid dividends of $0.31 per Class A shares, $0.24 per Class B shares, $0.27 per Class C shares, $0.29 per Class R shares and $0.33 per Class Z shares from ordinary income, respectively.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 34.92% of the dividends paid by Dryden Government Income Fund, Inc. qualify for such deduction.

The Fund designates 100% of the ordinary income dividends paid during the fiscal year ended February 28, 2009 as interest-related dividends.

In January 2010, you will be advised on IRS Form 1099DIV or substitute forms as to federal tax status of the distributions received by you in calendar year 2009.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

Dryden Government Income Fund, Inc.	53

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (56) Board Member Portfolios Overseen: 61	Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).

Linda W. Bynoe (56) Board Member Portfolios Overseen: 61	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (74) Board Member Portfolios Overseen: 61	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.

Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 61	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).	None.

Robert E. La Blanc (75) Board Member Portfolios Overseen: 61	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

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Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 61	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (66) Board Member Portfolios Overseen: 61	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.

Richard A. Redeker (65) Board Member Portfolios Overseen: 61	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.

Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 61	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 61	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

Interested Board Members (1)

Judy A. Rice (61) Board Member & President Portfolios Overseen: 61	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005- March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.

Dryden Government Income Fund, Inc.

Robert F. Gunia (62) Board Member & Vice President Portfolios Overseen: 147	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (since December 2008) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.

[1]

The year that each Board Member joined the Fund’s Board is as follows: Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; David E.A. Carson, 2003; Michael S. Hyland, 2008; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; Richard A. Redeker, 1993; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Judy A. Rice, Board Member since 2000 and President since 2003; Robert F. Gunia, Board Member since 1996 and Vice President since 1999.

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Fund Officers (a)(1)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (56) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (51) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (50) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).

Andrew R. French (46) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (50) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).

Dryden Government Income Fund, Inc.

Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.
[1]	The year that each individual became a Fund officer is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 1996; Jonathan D. Shain, 2004; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Grace C. Torres, 1996; Valerie M. Simpson, 2007; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Noreen M. Fierro, 2006; Theresa C. Thompson, 2008.

Explanatory Notes

° Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

° Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

° There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

° “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

° “Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 2/28/09
	One Year	Five Years	Ten Years	Since Inception
Class A	–2.85%	2.04%	4.16%	—
Class B	–3.93	2.05	3.94	—
Class C	0.25	2.50	4.13	—
Class R	1.49	N/A	N/A	3.46% (5/17/04)
Class Z	1.98	3.24	4.89	—

Average Annual Total Returns (Without Sales Charges) as of 2/28/09
	One Year	Five Years	Ten Years	Since Inception
Class A	1.73%	2.99%	4.64%	—
Class B	0.98	2.22	3.94	—
Class C	1.23	2.50	4.13	—
Class R	1.49	N/A	N/A	3.46% (5/17/04)
Class Z	1.98	3.24	4.89	—

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling us at (800) 225-1825. The maximum initial sales charge is 4.50% (Class A shares). Gross operating expenses: Class A, 0.99%; Class B, 1.69%; Class C, 1.69%;

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Class R, 1.44%; Class Z, 0.69%. Net operating expenses apply to: Class A, 0.94%; Class B, 1.69%; Class C, 1.44%; Class R, 1.19%; Class Z, 0.69%, after contractual reduction through 6/30/2010.

Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Dryden Government Income Fund, Inc. (Class A shares) with a similar investment in the Barclays Capital Government Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (February 28, 1999) and the account values at the end of the current fiscal year (February 28, 2009) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, R, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through February 28, 2009, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Barclays Capital Government Bond Index is an unmanaged index of securities issued or backed by the U.S. government, its agencies, and instrumentalities with between one and 30 years remaining to maturity. It gives a broad look at how U.S. government bonds with such maturities have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of government securities funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

During the period ended February 28, 2009, the Fund charged a maximum front-end sales charge of 4.50% for Class A shares and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years, respectively, after the purchase and a 12b-1 fee of up to 1.00% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of up to 1.00%. Class R shares are not subject to a sales charge and are subject to a 12b-1 fee up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns on investment in the graph and the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower.

Dryden Government Income Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the view/change option at the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Government Income Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Government Income Fund, Inc.
Share Class	A	B	C	R	Z
NASDAQ	PGVAX	PBGPX	PRICX	PGVAX	PGVZX
CUSIP	26243M103	26243M202	26243M301	26243M509	26243M400

MF128E    IFS-A163959    Ed. 04/2009

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended February 28, 2009 and February 29, 2008, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $29,366 and $29,366, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2009 and 2008. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2009 and 2008 was $0 and $26,200, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits

	(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Dryden Government Income Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date	April 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date	April 22, 2009

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date	April 22, 2009

*	Print the name and title of each signing officer under his or her signature.